UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2007
ISOTIS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33272

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2 Goodyear
Irvine, California 92618
(Address of Principal Executive Offices)(Zip Code)

(949) 595-8710
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On May 15, 2007, we issued an earnings release announcing operating results for the first quarter ended March 31, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     This information and the information contained in the press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report is not incorporated by reference into any filings of IsoTis, Inc. made under the Securities Act of 1933, as amended, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing unless specifically stated so therein.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits

Exhibits:	Description of Document
99.1	Earnings Release dated May 15, 2007.

SIGNATURES
     We have authorized the person whose signature appears below to sign this report on our behalf, in accordance with the Securities Exchange Act of 1934.

ISOTIS, INC. (registrant)
Date: May 15, 2007	By:	/s/ Robert J. Morocco
Robert J.Morocco
Chief Financial Officer, Senior Vice President, Secretary & Treasurer

EXHIBIT INDEX

Exhibits:	Description of Document
99.1	Earnings Release dated May 15, 2007.